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  [Logo]                RUSSELL - THOMPSON - BUTLER & HOUSTON
                        CERTIFIED PUBLIC ACCOUNTANTS


                                                     LOUIS G. RUSSELL, CPA
                                                     MICHAEL C. THOMPSON, CPA
                                                     JAMES D. BUTLER, CPA
                                                     ROBERT J. HOUSTON, CPA



                    CONSENT OF RUSSELL, THOMPSON, BUTLER & HOUSTON


We consent to the incorporation by reference in this Amended Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission by NHP Incorporated (NHP) of our reports dated as shown in Exhibit A with respect to the audit of those entities as shown in Exhibit A for the year ended December 31, 1994, and the incorporation by reference of such report into NHP's Registration Statement on Form S-8 (No. 333-11933), NHP's Registration Statement on Form S-8 (No. 333-11863), NHP's Registration Statement on Form S-8 (333-11917), NHP's Registration Statement on Form S-8 (333-11857), and NHP's Registration Statement on Form S-8 (333-08137).

                                  /s/ Russell, Thompson, Butler & Houston







Mobile, Alabama
October 27, 1997


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                                  E X H I B I T   A

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

Real Estate Partnership                               Report Date
-----------------------                               -----------
Housing Assistance of Mt. Dora, Ltd.                  January 7, 1995
Housing Assistance of Orange City, Ltd.               January 7, 1995
Housing Assistance of Sebring, Ltd.                   January 7, 1995
Housing Assistance of Vero Beach, Ltd.                January 7, 1995
Lakeview Villas, Ltd.                                 January 7, 1995
Orange City Villas II, Ltd.                           January 7, 1995
Woodside Villas of Arcadia, Ltd.                      January 7, 1995
Grove Park Villas, Ltd.                               January 7, 1995
Highlands Village II                                  January 7, 1995
Eustis Apartments, Ltd.                               January 7, 1995
South Hiawassee Village, Ltd.                         January 7, 1995
Parkview Arms Associates I                            January 13, 1995
Parkview Arms Associates II                           January 13, 1995
Twin Gables Associates                                January 13, 1995
Miami Elderly Associates                              January 13, 1995
Crosland Housing Associates                           January 19, 1995
Parkview Apartments, Ltd.                             January 19, 1995
Chesterfield Housing Associates                       January 19, 1995
Hemingway Housing Associates                          January 19, 1995
McColl Housing Associates                             January 19, 1995
The Meadows Apartments                                January 19, 1995
St. George Villas                                     January 19, 1995
Hurbell I Limited Partnership (Holly Oak)             January 21, 1995
Hurbell IV Limited Partnership (Talladega Downs)      January 21, 1995
Eastcourt Village Partners                            January 25, 1995
United Housing Partners Cuthbert, Ltd.                January 27, 1995
United Housing Partners Elmwood, Ltd.                 January 27, 1995
United Housing Partners Morristown, Ltd.              January 27, 1995
United Housing Partners Welch, Ltd.                   January 27, 1995
Townview Towers I Partnership, Ltd.                   January 27, 1995
VOA-Nicollet Towers Associates                        January 28, 1995
Community Developers of Princeville                   January 30, 1995
Registry Square, Ltd.                                 February 23, 1995

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